                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-62158

                                                  PROSPECTUS - JULY 30, 1999
Morgan Stanley Dean Witter

              ----------------------------------------------------------------


                                                  LIMITED TERM MUNICIPAL TRUST








                                [GRAPHIC OMITTED]


















                                A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL
                            OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL AND
                                    PRESCRIBED STANDARDS OF QUALITY AND MATURITY




     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                    Investment Objective..............................1

                            Principal Investment Strategies...................1

                            Principal Risks...................................2

                            Past Performance..................................4

                            Fees and Expenses.................................5

                            Additional Investment Strategy Information........5

                            Additional Risk Information.......................6

                            Fund Management...................................8

Shareholder Information     Pricing Fund Shares...............................9

                            How to Buy Shares.................................9

                            How to Exchange Shares...........................11

                            How to Sell Shares...............................13

                            Distributions....................................14

                            Tax Consequences.................................15

Financial Highlights         ................................................17

Our Family of Funds          .................................Inside Back Cover

                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Dean Witter Limited Term Municipal Trust seeks to provide a high level of current income that is exempt from Federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.

[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(side bar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end side bar)

The Fund will invest predominately in intermediate term securities that pay interest exempt from federal income taxes. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and their respective agencies. In deciding which securities to buy, hold or sell, the Investment Manager considers market, economic and political conditions. At least 75% of the Fund's net assets will be invested in municipal obligations with the following ratings at the time of purchase:

  o  municipal bonds  --  within the four highest grades by Moody's Investors
                          Service, Inc. ("Moody's"), Standard & Poor's
                          Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch");

  o  municipal notes  --  within the two highest grades or, if not rated, have outstanding bonds within the four highest grades by Moody's, S&P or Fitch; and

  o  municipal commercial paper -- within the highest grade by Moody's, S&P or
                                   Fitch.

The Fund also may invest up to 25% of its assets in municipal securities rated within the fourth highest grade by Moody's, S&P or Fitch.

The municipal obligations in the Fund's portfolio will have an anticipated average dollar-weighted maturity range of 7 to 10 years, with a maximum average dollar-weighted maturity of 12 years. At least 80% of the Fund's net assets will have a maturity of 15 years or less.

The Fund may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.

Municipal obligations typically are "general obligation" or "revenue" bonds, notes or commercial paper. The general obligation securities are secured by the issuer's faith and credit, and its taxing power, for payment of principal and interest. Revenue securities, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, housing units, airports and highways, and schools.

In addition, the Fund may invest in private activity bonds, including industrial development and pollution control bonds and lease obligations.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

[GRAPHIC OMITTED]
PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Credit and Interest Rate Risks. A principal risk of investing in the Fund is associated with its municipal investments. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as health care facilities and water treatment facilities, also may be negatively impacted by the general credit of the user of the project. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


           HOW INTEREST RATES AFFECT BOND PRICES
--------------------------------------------------------------------------------
                                        PRICE PER $1,000 OF A MUNICIPAL BOND IF
                                                    INTEREST RATES:
                                       -----------------------------------------
                                           INCREASE*            DECREASE**
                                       -----------------   ---------------------
YEARS TO        BOND
MATURITY      MATURITY      COUPON        1%        2%         1%          2%
--------------------------------------------------------------------------------
  1            1999       3.00%         $990      $981      $1,010      $1,020
--------------------------------------------------------------------------------
  5            2003       3.75%         $956      $914      $1,046      $1,095
--------------------------------------------------------------------------------
  10           2008       4.10%         $922      $852      $1,085      $1,180
--------------------------------------------------------------------------------
  20           2018       4.90%         $883      $785      $1,138      $1,302
--------------------------------------------------------------------------------
  30           2028       4.95%         $861      $749      $1,175      $1,396
--------------------------------------------------------------------------------

Source: Municipal Market Data (a division of Thomson Financial Municipal Group):
"Aaa" yield curve as of 12/31/98

*  Assumes no effect from market discount calculation.

** Assumes bonds are non-callable.

   The table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments, including private activity bonds and lease obligations. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
PAST PERFORMANCE
----------------

(side bar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 5 calendar years.
(end side bar)

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1994   -7.95%
 '95   16.72%
 '96    3.17%
 '97    6.46%
 '98    5.10%

Year-to-date total return as of March 31, 1999 was 0.40%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.78% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.50% (quarter ended March 31, 1994).

(side bar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives.
(end side bar)


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------
                                                                   LIFE OF FUND
                                 PAST 1 YEAR     PAST 5 YEARS     (SINCE 7/12/93)
--------------------------------------------------------------------------------
  Limited Term Municipal Trust      5.10%           4.40%            4.88%
--------------------------------------------------------------------------------
  Lehman Brothers 10-Year
  Municipal Bond Index(1)           6.76%           6.35%            6.77%(3)
--------------------------------------------------------------------------------
  Lipper Intermediate Muni Debt
  Funds Index(2)                    5.62%           5.13%            5.51%(3)
--------------------------------------------------------------------------------

(1) The Lehman Brothers 10-year Municipal Bond Index measures the performance of municipal bonds rated at least Baa1 by Moody's Investors Services Inc. with maturities ranging between 9 and 12 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(2) The Lipper Intermediate Muni Debt Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Muni Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(3) For the period July 31, 1993 to December 31, 1998.

[GRAPHIC OMITTED]
FEES AND EXPENSES
-----------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge account or exchange fees.

(side bar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended March 31, 1999.
(end side bar)

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------
  Management fee                            0.50%
-----------------------------------------------------------
  Distribution and service (12b-1) fees      None
-----------------------------------------------------------
  Other expenses                            0.36%
-----------------------------------------------------------
  Total annual Fund operating expenses      0.86%
-----------------------------------------------------------

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


Expenses Over Time
-----------------------------------------

  1 YEAR   3 Years   5 Years   10 Years
-----------------------------------------
  $88        $274      $477      $1,061
-----------------------------------------


[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Private Activity Bonds. The Fund may invest more than 25% of its assets in municipal obligations known as private activity bonds. These securities include, for example, housing, industrial development and pollution control revenue, electric, utility, manufacturing, and transportation facilities.

Lease Obligations. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to acquire equipment and facilities for public and private purposes.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market instruments when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security.

[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation, such as the Fund, may experience difficulty in exercising their rights, including disposition of the property.

Year 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Fund's other service providers and the markets and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Investment Manager and its affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, governmental data processing errors also may result in overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial. Accordingly, the Fund's investments may be adversely affected.

[GRAPHIC OMITTED]
FUND MANAGEMENT
---------------

(side bar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, has more than $136.9 billion in assets under management or administration as of June 30, 1999.
(end side bar)

The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, New York 10048.

The Fund's portfolio is managed within the Investment Manager's Tax-Exempt Group. Katherine H. Stromberg is the Fund's portfolio manager. Ms. Stromberg has been a portfolio manager at the Investment Manager for over five years.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended March 31, 1999, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]
PRICING FUND SHARES
-------------------
The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

Short-term debt portfolio securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC OMITTED]
HOW TO BUY SHARES
-----------------

(side bar)
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (800) THE-DEAN for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at: www.msdw.com/individual/funds
(end side bar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(side bar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end side bar)



MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------
                                    MINIMUM INVESTMENT
                                ----------------------------------
INVESTMENT OPTIONS                 INITIAL       ADDITIONAL
--------------------------------------------------------------------
  Regular accounts:                 $1,000          $100
--------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings
  account or Money Market Fund)     $100*           $100*
--------------------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Limited Term Municipal Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund's distributor to pay distribution fees for the sale and distribution of Fund shares.

[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
----------------------
Permissible Fund Exchanges. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Dean Witter Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another No-Load Fund, Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.

See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time, on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Exchanges. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]
HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
------------------------------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
  Financial Advisor   other authorized financial representative.
                      --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
------------------------------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                        o  your account number;
[GRAPHIC OMITTED]       o  the dollar amount or the number of shares you wish to sell; and
                        o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley
                      Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at
                      (800) 869-NEWS for determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      --------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City,
                      New Jersey 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on
[GRAPHIC OMITTED]     a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                      $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]
DISTRIBUTIONS
-------------

(side bar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end side bar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Normally, income dividends are declared on each day the New York Stock Exchange is open for business and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]
TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

o  The Fund makes distributions; and
o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

Taxes on Distributions. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and sale proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


YEARS ENDED MARCH 31,                           1999            1998          1997            1996           1995
---------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period         $ 10.26          $ 9.91        $ 9.95           $ 9.56          $ 9.61
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                          0.39            0.40          0.40             0.41            0.42
  Net realized and unrealized gain (loss)        0.08            0.35         (0.04)            0.39           (0.05)
                                               -------         -------       -------          -------         -------
 Total income from investment operations         0.47            0.75          0.36             0.80            0.37
---------------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income      (0.39)          (0.40)        (0.40)           (0.41)          (0.42)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $ 10.34          $10.26        $ 9.91          $  9.95          $ 9.56
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                   4.68%           7.70%         3.65%            8.42%           4.01%
---------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                        0.86%(1)        0.83%         0.88%(1)         0.87%(1)        0.76%
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                           3.75%           3.92%         3.99%            4.09%           4.41%
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands      $58,648         $57,500       $61,098          $72,766         $85,499
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           29%             --            --               --               2%
---------------------------------------------------------------------------------------------------------------------------

+ Calculated based on the net asset value as of the last business day of the period.
(1) Does not reflect the effect of expense offset of 0.01%.

NOTES


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

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20

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

--------------------------------------------------------------------------------------------------------------
 GROWTH FUNDS            Aggressive Equity Fund                  Health Sciences Trust

                         American Opportunities Fund             Information Fund

                         Capital Growth Securities               Natural Resource Development Securities

                         Developing Growth Securities            Precious Metals and Minerals Trust

                         Equity Fund                             GLOBAL/INTERNATIONAL FUNDS

                         Growth Fund                             Competitive Edge Fund - "Best Ideas" Portfolio

                         Market Leader Trust                     European Growth Fund

                         Mid-Cap Equity Trust                    Fund of Funds - International Portfolio

                         Small Cap Growth Fund                   International Fund

                         Special Value Fund                      International SmallCap Fund

                         Value Fund                              Japan Fund

                         THEME FUNDS                             Latin American Growth Fund

                         Financial Services Trust                Pacific Growth Fund
--------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS   Balanced Growth Fund                    Strategist Fund

                         Balanced Income Fund                    Value-Added Market Series/Equity Portfolio

                         Convertible Securities Trust            THEME FUNDS

                         Dividend Growth Securities              Global Utilities Fund

                         Fund of Funds - Domestic Portfolio      Real Estate Fund

                         Income Builder Fund                     Utilities Fund

                         Mid-Cap Dividend Growth Securities

                         S&P 500 Index Fund                      GLOBAL FUNDS

                         S&P 500 Select Fund                     Global Dividend Growth Securities
--------------------------------------------------------------------------------------------------------------
 INCOME FUNDS            GOVERNMENT INCOME FUNDS                 GLOBAL INCOME FUNDS

                         Federal Securities Trust                North American Government Income Trust

                         Short-Term U.S. Treasury Trust          World Wide Income Trust

                         U.S. Government Securities Trust        TAX-FREE INCOME FUNDS

                         DIVERSIFIED INCOME FUNDS                California Tax-Free Income Fund

                         Diversified Income Trust                Hawaii Municipal Trust(FSC)

                         CORPORATE INCOME FUNDS                  Limited Term Municipal Trust(NL)

                         High Yield Securities                   Multi-State Municipal Series Trust(FSC)

                         Intermediate Income Securities          New York Tax-Free Income Fund

                         Short-Term Bond Fund(NL)                Tax-Exempt Securities Trust
--------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUNDS      TAXABLE MONEY MARKET FUNDS              TAX-FREE MONEY MARKET FUNDS

                         Liquid Asset Fund(MM)                   California Tax-Free Daily Income Trust(MM)

                         U.S. Government Money Market Trust(MM)  N.Y. Municipal Money Market Trust(MM)

                                                                 Tax-Free Daily Income Trust(MM)

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                              PROSPECTUS -  JULY 30, 1999

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                         www.msdw.com/individual/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at (www.sec.gov), and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

TICKER SYMBOL:

  DWLTX
---------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7700)

Morgan Stanley Dean Witter

              ----------------------------------------------------------------

                                                    LIMITED TERM MUNICIPAL TRUST







                               [GRAPHIC OMITTED]











                                A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL
                                   OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL
                                 INCOME TAX, CONSISTENT WITH THE PRESERVATION OF
                        CAPITAL AND PRESCRIBED STANDARDS OF QUALITY AND MATURITY